Exhibit 10.6(b)
AMENDMENT NO. 2

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 2 (hereinafter referred to as the “Amendment”) is entered into as of November 19, 2014 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which together with all exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect the rescheduling and conversion of certain aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

1    RESCHEDULING AND CONVERSIONS

1.1    The Buyer and the Seller hereby agree to irrevocably:

(i) convert each of the three (3) A320 Backlog Aircraft identified with CACiDs 159 952, 159 953, 159 934 scheduled for delivery in 2016 to three (3) additional A321 Backlog Aircraft, and

(ii) convert and defer three (3) A321 Incremental Aircraft currently scheduled for delivery in 2016 to three (3) additional A321 NEO Aircraft scheduled for delivery in 2020 and allocate them CACiDs 10002756, 10002760 and 10002764, and

Exhibit 10.6(b)
(iii) convert and defer two (2) A321 Incremental Aircraft currently scheduled for delivery in 2016 to two (2) additional A321 NEO Aircraft scheduled for delivery in 2022 and allocate them CACiDs 10002765 and 10002766, and

(iv) convert and defer five (5) A321 Incremental Aircraft currently scheduled for delivery in 2017 to five (5) additional A321 NEO Aircraft scheduled for delivery in 2022 and allocate them CACiDs 10002773, 10002774, 10002767, 10002768 and 10002769, and

(v) convert and defer each of the five (5) A320 NEO Aircraft identified with CACiDs 402 127, 402 128, 402 129, 402 130 and 402 131 currently scheduled for delivery in 2018 to five (5) additional A321 NEO Aircraft scheduled for delivery in 2022, and

(vi) defer one (1) Incremental A321 NEO Aircraft currently scheduled for delivery in 2018 to be scheduled for delivery in 2022 and allocate to it CACiD 10002775, and

(vii) defer two (2) Incremental A321 NEO Aircraft currently scheduled for delivery in 2018 to be scheduled for delivery in 2023 and allocate to them CACiDs 10002776 and 10002777,

(viii) defer three (3) A320 NEO Aircraft identified with CACiDs 402 148, 402 149 and 402 150 currently scheduled for delivery in 2020 to be scheduled for delivery in 2022.

each as detailed in the following table:

CACiD	Original Delivery Schedule	Revised Delivery Schedule	Initial Aircraft Type	New Aircraft Type
159 952	2016	2016	A320 Backlog Aircraft	A321 Backlog Aircraft
159 953	2016	2016	A320 Backlog Aircraft	A321 Backlog Aircraft
159 934	2016	2016	A320 Backlog Aircraft	A321 Backlog Aircraft
10002756	2016	2020	Incremental A321Aircraft	A321 NEO Aircraft
10002760	2016	2020	Incremental A321Aircraft	A321 NEO Aircraft
10002764	2016	2020	Incremental A321Aircraft	A321 NEO Aircraft
10002765	2016	2022	Incremental A321Aircraft	A321 NEO Aircraft
10002766	2016	2022	Incremental A321Aircraft	A321 NEO Aircraft
10002773	2017	2022	Incremental A321Aircraft	A321 NEO Aircraft
10002774	2017	2022	Incremental A321Aircraft	A321 NEO Aircraft

Exhibit 10.6(b)

10002767	2017	2022	Incremental A321Aircraft	A321 NEO Aircraft
10002768	2017	2022	Incremental A321Aircraft	A321 NEO Aircraft
10002769	2017	2022	Incremental A321Aircraft	A321 NEO Aircraft
402 127	2018	2022	A320 NEO Aircraft	A321 NEO Aircraft
402 128	2018	2022	A320 NEO Aircraft	A321 NEO Aircraft
402 129	2018	2022	A320 NEO Aircraft	A321 NEO Aircraft
402 130	2018	2022	A320 NEO Aircraft	A321 NEO Aircraft
402 131	2018	2022	A320 NEO Aircraft	A321 NEO Aircraft
10002775	2018	2022	Incremental A321 NEO Aircraft	Incremental A321 NEO Aircraft
10002776	2018	2023	Incremental A321 NEO Aircraft	Incremental A321 NEO Aircraft
10002777	2018	2023	Incremental A321 NEO Aircraft	Incremental A321 NEO Aircraft
402 148	2020	2022	A320 NEO Aircraft	A320 NEO Aircraft
402 149	2020	2022	A320 NEO Aircraft	A320 NEO Aircraft
402 150	2020	2022	A320 NEO Aircraft	A320 NEO Aircraft

Accordingly, Schedule 1 to the Agreement (Delivery Schedule) is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1. For reference purposes only, CACiD numbers are added to the Amended and Restated Schedule 1 for all Aircraft that did not previously have CACiD numbers.

1.2    The Buyer agrees that a minimum of six (6) A321 Aircraft in each of calendar years 2016 and 2017 will be delivered [***] as already delivered to the Buyer prior to such date (i.e. not a “head of version”), such six (6) deliveries in 2016 to include the first aircraft delivery from the Seller’s assembly line in Mobile, Alabama, currently scheduled for [***] 2016. In scheduling the delivery of A321 Aircraft in 2016 and 2017 and subject to the Buyer’s aforementioned minimum delivery commitment of six [***] in such years, the Seller shall use reasonable efforts to deliver such [***] as required to meet the Buyer’s operational needs.

1.3    It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the conversions set forth in Clauses 1.1 and 1.2 above without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such conversions, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller.

Exhibit 10.6(b)
1.4    Without prejudice to Clause 1.3, the Buyer shall enter into discussions directly with the A320 Propulsion Systems Manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the conversions in Clauses 1.1 and 1.2 above and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 1.4.

2    PREDELIVERY PAYMENTS

Any and all Predelivery Payments that the Buyer has paid to the Seller and which would no longer be due as a result of the amendments described herein will be [***].

3    OTHER AMENDMENTS

3.1    Clause 9.1.1 is deleted in its entirety and replaced by the following quoted text:

QUOTE

9.1.1    In respect of each Aircraft corresponding to a Scheduled Delivery Year as set forth in Schedule 1, the Seller will provide notification to the Buyer of the Scheduled Delivery Quarter no later than [***].

UNQUOTE

3.1    Letter Agreement No. 1 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 1 attached hereto.

3.2    Letter Agreement No. 3 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 3 attached hereto.

4    EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon its execution.

5    CONFIDENTIALITY

Exhibit 10.6(b)
This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

6    ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause 6 will be void and of no force or effect.

7    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION                AIRBUS S.A.S.

By: /s/ Mark D. Powers                        By: /s/ Christophe Mourey
Its: Chief Financial Officer                        Its: Senior Vice President Contracts

Exhibit 10.6(b)
Appendix 1
to
Amendment No. 2

Amended and Restated
SCHEDULE 1

DELIVERY SCHEDULE
	CACiD	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
	No.
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	[***]	2014
17	159 940	138	A321 Backlog Aircraft	[***]	2014

18	159 941	139	A321 Backlog Aircraft	[***]	2014
19	159 944	140	A321 Backlog Aircraft	[***]	2014
20	159 945	141	A321 Backlog Aircraft	[***]	2014
21	159 946	142	A321 Backlog Aircraft	[***]	2014
22	159 947	143	A321 Backlog Aircraft	[***]	2014
23	159 948	144	A321 Backlog Aircraft	[***]	2014
24	159 949	145	A321 Backlog Aircraft	[***]	2014
25	159 956	146	A321 Backlog Aircraft	[***]	2015

Exhibit 10.6(b)

26	159 957	147	A321 Backlog Aircraft	[***]	2015
27	159 958	148	A321 Backlog Aircraft	[***]	2015
28	159 959	149	A321 Backlog Aircraft	[***]	2015
29	159 929	150	A321 Backlog Aircraft	[***]	2015
30	159 930	151	A321 Backlog Aircraft	[***]	2015
31	159 931	152	A321 Backlog Aircraft	[***]	2015
32	159 932	153	A321 Backlog Aircraft	[***]	2015
33	159 933	154	A321 Backlog Aircraft	[***]	2015
34	10002716	155	Incremental A321 Aircraft	[***]	2015
35	159 920	156	A321 Backlog Aircraft	[***]	2015
36	10002752	157	Incremental A321 Aircraft	[***]	2015
37	159 911	158	A321 Backlog Aircraft	[***]	2016
38	159 912	159	A321 Backlog Aircraft	[***]	2016
39	159 917	160	A321 Backlog Aircraft	[***]	2016

40	159 918	161	A321 Backlog Aircraft	[***]	2016
41	159 926	162	A321 Backlog Aircraft	[***]	2016
42	159 927	163	A321 Backlog Aircraft	[***]	2016
43	159 928	164	A321 Backlog Aircraft	[***]	2016
44	159 952	165	A321 Backlog Aircraft	[***]	2016
45	159 953	166	A321 Backlog Aircraft	[***]	2016
46	159 934	167	A321 Backlog Aircraft	[***]	2016
47	159 922	168	Converted A321 Backlog Aircraft	[***]	2017
48	159 954	169	Converted A321 Backlog Aircraft	[***]	2017
49	159 955	170	Converted A321 Backlog Aircraft	[***]	2017
50	159 921	171	Converted A321 Backlog Aircraft	[***]	2017
51	104 440	172	Converted A321 Backlog Aircraft	[***]	2017
52	104 442	173	Converted A321 Backlog Aircraft	[***]	2017
53	159 909	174	Converted A321 Backlog Aircraft	[***]	2017

Exhibit 10.6(b)

54	10002770	175	Incremental A321 Aircraft	[***]	2017
55	10002771	176	Incremental A321 Aircraft	[***]	2017
56	10002772	177	Incremental A321 Aircraft	[***]	2017
57	159 910	178	Converted A321 Backlog Aircraft	[***]	2018
58	402 132	179	Converted A321 NEO Aircraft	[***]	2018

59	402 133	180	Converted A321 NEO Aircraft	[***]	2018
60	402 134	181	Converted A321 NEO Aircraft	[***]	2018
61	402 135	182	Converted A321 NEO Aircraft	[***]	2018
62	402 136	183	Converted A321 NEO Aircraft	[***]	2018
63	10002778	184	Incremental A321 NEO Aircraft	[***]	2018
64	402 137	185	Converted A321 NEO Aircraft	[***]	2019
65	402 138	186	Converted A321 NEO Aircraft	[***]	2019
66	402 139	187	Converted A321 NEO Aircraft	[***]	2019
67	402 140	188	Converted A321 NEO Aircraft	[***]	2019
68	402 141	189	Converted A321 NEO Aircraft	[***]	2019
69	10002779	190	Incremental A321 NEO Aircraft	[***]	2019
70	10002780	191	Incremental A321 NEO Aircraft	[***]	2019
71	10002781	192	Incremental A321 NEO Aircraft	[***]	2019
72	10002782	193	Incremental A321 NEO Aircraft	[***]	2019

Exhibit 10.6(b)

73	10002783	194	Incremental A321 NEO Aircraft	[***]	2019
74	10002784	195	Incremental A321 NEO Aircraft	[***]	2019
75	10002785	196	Incremental A321 NEO Aircraft	[***]	2019
76	10002786	197	Incremental A321 NEO Aircraft	[***]	2019
77	10002787	198	Incremental A321 NEO Aircraft	[***]	2019
78	10002788	199	Incremental A321 NEO Aircraft	[***]	2019

79	10002756	200	A321 NEO Aircraft	[***]	2020
80	10002760	201	A321 NEO Aircraft	[***]	2020
81	10002764	202	A321 NEO Aircraft	[***]	2020
82	10002789	203	Incremental A321 NEO Aircraft	[***]	2020
83	10002790	204	Incremental A321 NEO Aircraft	[***]	2020
84	10002791	205	Incremental A321 NEO Aircraft	[***]	2020
85	10002792	206	Incremental A321 NEO Aircraft	[***]	2020
86	10009793	207	Incremental A321 NEO Aircraft	[***]	2020
87	10002794	208	Incremental A321 NEO Aircraft	[***]	2020
88	402 142	209	A320 NEO Aircraft	[***]	2020
89	402 143	210	A320 NEO Aircraft	[***]	2020
90	402 144	211	A320 NEO Aircraft	[***]	2020
91	402 145	212	A320 NEO Aircraft	[***]	2020
92	402 146	213	A320 NEO Aircraft	[***]	2020
93	402 147	214	A320 NEO Aircraft	[***]	2020
94	402 151	215	A320 NEO Aircraft	[***]	2021
95	402 152	216	A320 NEO Aircraft	[***]	2021
96	402 153	217	A320 NEO Aircraft	[***]	2021

Exhibit 10.6(b)

97	402 154	218	A320 NEO Aircraft	[***]	2021
98	402 155	219	A320 NEO Aircraft	[***]	2021
99	402 156	220	A320 NEO Aircraft	[***]	2021
100	402 157	221	A320 NEO Aircraft	[***]	2021
101	402 158	222	A320 NEO Aircraft	[***]	2021
102	402 159	223	A320 NEO Aircraft	[***]	2021

103	402 160	224	A320 NEO Aircraft	[***]	2021
104	402 161	225	A320 NEO Aircraft	[***]	2021
105	402 162	226	A320 NEO Aircraft	[***]	2021
106	402 163	227	A320 NEO Aircraft	[***]	2021
107	402 164	228	A320 NEO Aircraft	[***]	2021
108	402 165	229	A320 NEO Aircraft	[***]	2021
109	402 166	230	A320 NEO Aircraft	[***]	2021
110	402 148	231	A320 NEO Aircraft	[***]	2022
111	402 149	232	A320 NEO Aircraft	[***]	2022
112	402 150	233	A320 NEO Aircraft	[***]	2022
113	10002765	234	A321 NEO Aircraft	[***]	2022
114	10002766	235	A321 NEO Aircraft	[***]	2022
115	10002767	236	A321 NEO Aircraft	[***]	2022
116	10002768	237	A321 NEO Aircraft	[***]	2022
117	10002769	238	A321 NEO Aircraft	[***]	2022
118	10002773	239	A321 NEO Aircraft	[***]	2022
119	10002774	240	A321 NEO Aircraft	[***]	2022
120	402 127	241	A321 NEO Aircraft	[***]	2022
121	402 128	242	A321 NEO Aircraft	[***]	2022
122	402 129	243	A321 NEO Aircraft	[***]	2022
123	402 130	244	A321 NEO Aircraft	[***]	2022
124	402 131	245	A321 NEO Aircraft	[***]	2022
125	10002775	246	Incremental A321 NEO Aircraft	[***]	2022
126	10002776	247	Incremental A321 NEO Aircraft	[***]	2023
127	10002777	248	Incremental A321 NEO Aircraft	[***]	2023

Exhibit 10.6(b)

Exhibit 10.6(b)
Attachment No. 1
to
Amendment No. 2

AMENDED AND RESTATED
LETTER AGREEMENT NO. 1

AMENDED AND RESTATED
LETTER AGREEMENT NO. 1

As of November 19, 2014

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013 and Amendment No. 2 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No. 1 to the Agreement dated as of October 25, 2013, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

Exhibit 10.6(b)
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

1    INTENTIONALLY LEFT BLANK

2    A320 BACKLOG AIRCRAFT (Excluding Group 1 A320 Aircraft)

2.1
In respect of each A320 Backlog Aircraft (excluding Group 1 A320 Aircraft) that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A320 Backlog Aircraft Credit Memoranda”):

[***]

2.2
The A320 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

2.3
The A320 Backlog Aircraft Credit Memoranda will be [***] of each A320 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A320 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 Backlog Aircraft, the A320 Backlog Aircraft Credit Memoranda will be [***] of the A320 Backlog Aircraft.

3    A321 BACKLOG AIRCRAFT and CONVERTED A321 BACKLOG AIRCRAFT

3.1
In respect of each A321 Backlog Aircraft and each Converted A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A321 Backlog Aircraft Credit Memoranda”):

[***]

3.2	The A321 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

Exhibit 10.6(b)

3.3	The A321 Backlog Aircraft Credit Memoranda will be [***] of each A321 Backlog Aircraft and each Converted A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A321 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A321 Backlog Aircraft or Converted A321 Backlog Aircraft, the A321 Backlog Aircraft Credit Memoranda will be [***] of the A321 Backlog Aircraft or [***] of the Converted A321 Backlog Aircraft, as applicable.

4    A319 NEO AIRCRAFT

4.1	In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A319 NEO Aircraft Credit Memoranda”):

[***]

4.2	The A319 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

4.3	The A319 NEO Aircraft Credit Memoranda will be [***] of each A319 NEO Aircraft. The A319 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A319 NEO Aircraft, the A319 NEO Aircraft Credit Memoranda will be [***] of the A319 NEO Aircraft.

5    A320 NEO AIRCRAFT

5.1	In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 NEO Aircraft Credit Memoranda”):

[***]

5.2	The A320 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

Exhibit 10.6(b)

5.3	The A320 NEO Aircraft Credit Memoranda will be [***] of each A320 NEO Aircraft. The A320 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 NEO Aircraft, the A320 NEO Aircraft Credit Memoranda will be [***]of the A320 NEO Aircraft.

6	A321 NEO AIRCRAFT, CONVERTED A321 NEO AIRCRAFT AND INCREMENTAL A321 NEO AIRCRAFT

6.1
In respect of each A321 NEO Aircraft, Converted A321 NEO Aircraft and each Incremental A321 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A321 NEO Aircraft Credit Memoranda”):

[***]

6.2	The A321 NEO Aircraft Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

6.3	The A321 NEO Credit Memoranda will be [***] of each A321 NEO Aircraft, each Converted A321 NEO Aircraft, and each Incremental A321 NEO Aircraft. The A321 NEO Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of the relevant Aircraft, the A321 NEO Aircraft Credit Memoranda will be [***] of such Aircraft.

7    GROUP 1 A320 AIRCRAFT

7.1	In respect of each Group 1 A320 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “Group 1 Aircraft Credit Memoranda”):

[***]

Exhibit 10.6(b)

7.2	The Group 1 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

7.3	The Group 1 Aircraft Credit Memoranda will be [***] of each Group 1 A320 Aircraft that is sold by the Seller and purchased by the Buyer. The Group 1 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of a Group 1 A320 Aircraft, the Group 1 Aircraft Credit Memoranda will be [***] of the Group 1 A320 Aircraft.

8    INCREMENTAL A321 AIRCRAFT

8.1
In respect of each Incremental A321 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “Incremental A321 Aircraft Credit Memoranda”):

[***]

8.2	The Incremental A321 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement

8.3	The Incremental A321 Aircraft Credit Memoranda will be [***] of each Incremental A321 Aircraft that is sold by the Seller and purchased by the Buyer. The Incremental A321 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an Incremental A321 Aircraft, the Incremental A321 Aircraft Credit Memoranda will be [***] of the Incremental A321 Aircraft.

9    [***]

10    [***]

11    [***]

12    [***]

Exhibit 10.6(b)
13    [***]

14    [***]

15	[***]

16	[***]

17    [***]

18    [***]

19	[***]

20    [***]

21    [***]

22    ADMINISTRATION OF CREDITS

[***]

The above amounts are stated at delivery conditions prevailing in [***] and will be adjusted to the date of the respective availability in accordance with the Seller Price Revision Formula, as amended by Paragraph 9 of this Letter Agreement.

23    ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 23 will be void and of no force or effect.

24    CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

25    COUNTERPARTS

Exhibit 10.6(b)

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By: /s/ Mark D. Powers
Its: Chief Financial Officer

Exhibit 10.6(b)
Attachment No. 2
to
Amendment No. 2

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3

As of November 19, 2014

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: [***]

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013 and Amendment No. 2 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No. 3 to the Agreement dated as of October 25, 2013, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

Exhibit 10.6(b)
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

1    DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE

A319 Aircraft – an Airbus A319-100 model aircraft firmly ordered under this Agreement including the A319 Airframe, the A319 Propulsion System, and any part, component, furnishing or equipment installed on the A319 Aircraft on Delivery.

A319 Airframe – any A319 Aircraft, excluding A319 Propulsion System therefor.

A319 NEO Aircraft – any or all of the A319 Aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 NEO Propulsion System installed thereon upon Delivery.

A319 NEO Propulsion System – as defined in Clause 2.3.6, as set forth in Paragraph 3.2 of Letter Agreement No. 3.

A319 Propulsion System – as defined in Clause 2.3.5, as set forth in Paragraph 3.2 of Letter Agreement No. 3.

A319 Specification – either (a) the A319 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 Standard Specification as amended by all applicable SCNs.

A319 Standard Specification – the A319 standard specification document number J.000.01000, Issue 7, dated June 20, 2011, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed as Appendix 1.

A321 Backlog Aircraft – any or all of the remaining thirty (30), of the fifty-two (52) A320-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement as A321-200 model aircraft, and [***] pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion System installed thereon.

A321 NEO Aircraft – any or all of the A321 aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 NEO Propulsion System installed thereon upon Delivery. For the sake of clarity, A321 NEO Aircraft includes the Converted A321 NEO Aircraft and the Incremental A321 NEO Aircraft.

A321 NEO Propulsion System – as defined in Clause 2.3.4, as set forth in Paragraph 3.2 of Letter Agreement No. 3.

Exhibit 10.6(b)
Aircraft – individually or collectively, the Group 1 A320 Aircraft, the A319 NEO Aircraft, the A320 Backlog Aircraft, the A320 NEO Aircraft, the A321 Backlog Aircraft, the A321 NEO Aircraft, the Converted A321 Backlog Aircraft, the Converted A321 NEO Aircraft, the Incremental A321 Aircraft and the Incremental A321 NEO Aircraft, as applicable.

Airframe – as applicable, the A319 Airframe, the A320 Airframe or the A321 Airframe.

Backlog Aircraft – the A320 Backlog Aircraft and the A321 Backlog Aircraft.

Base Price of the Airframe – the Base Price of the A319 NEO Airframe, the Base Price of the A320 Backlog Airframe, the Base Price of A320 NEO Airframe, the Base Price of the A321 Backlog Airframe, the Base Price of the A321 NEO Airframe, the Base Price of the Group 1 A320 Airframe, the Base Price of the Incremental A321 Airframe, the Base Price of the Incremental A321 NEO Airframe, the Base Price of the Converted A321 Airframe or the Base Price of the Converted A321 NEO Airframe, as applicable.

Base Price of the A319 NEO Airframe – as defined in Paragraph 4 herein.

Base Price of the A321 NEO Airframe – as defined in Paragraph 4 herein.

Base Price of the Group 1 A320 Airframe – as defined in Paragraph 4 herein.

Base Price of the Converted A321 Backlog Airframe – as defined in Paragraph 4 herein.

Base Price of the Converted A321 NEO Airframe – as defined in Paragraph 4 herein.

Base Price of the Incremental A321 Airframe – as defined in Paragraph 4 herein.

Base Price of the Incremental A321 NEO Airframe – as defined in Paragraph 4 herein.

CFM LEAP X Propulsion System – the CFM LEAP X-1A24 Propulsion System, the CFM LEAP X-1A26 Propulsion Systems and the CFM LEAP X-1A32 Propulsion System, as applicable.

IAE Propulsion System – the IAE V2524-A5 Propulsion System, the IAE V2527-A5 Propulsion System and the IAE V2533-A5 Propulsion System, as applicable.

Irrevocable SCNs – the list of SCNs respectively set forth in Appendix 2, Exhibit B4 to the Agreement and Appendix 3, which are irrevocably part of the A319 NEO Aircraft specification set forth in Appendix 2, the A320 NEO Aircraft specification and the A321 NEO Aircraft specification, as applicable.

NEO Aircraft – an A319 NEO Aircraft, an A320 NEO Aircraft and an A321 NEO Aircraft, as applicable.

NEO Propulsion System – the A319 NEO Propulsion System, the A320 NEO Propulsion System and the A321 NEO Propulsion System, as applicable.

Propulsion System – the CFM LEAP X-1A24 Propulsion System, the CFM LEAP X-1A27 Propulsion System, the CFM LEAP X-1A32 Propulsion System, the IAE V2527-A5 Propulsion System, the IAE

Exhibit 10.6(b)
V2533-A5 Propulsion System, the PW1124G Propulsion System, the PW1127G Propulsion System and the PW1133G Propulsion System, as applicable.

PW Propulsion System – the PW1124G Propulsion System, the PW1127G Propulsion System and the PW1133G Propulsion System, as applicable.

Standard Specification – the A319 Standard Specification, the A320 Standard Specification and the A321 Standard Specification, as applicable.

2TYPE FLEXIBILITY

2.1    INTENTIONALLY LEFT BLANK

2.2    [***]

2.3    Aircraft Specification

2.3.1	The A319 Standard Specification, as set forth in Appendix 1 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.2    Intentionally Left Blank

2.3.3	The A319 NEO Aircraft SCN List, as set forth in Appendix 3 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.4	The A321 NEO Aircraft SCN List, as set forth in Appendix 4 to this Letter Agreement, is hereby incorporated into the Agreement and shall also apply to the Incremental A321 NEO Aircraft.

2.3.5	Clauses 2.1.2.1 and 2.1.2.2 of the Agreement is deleted in its entirety and replaced with the following Clauses 2.1.2.1 and 2.1.2.2 to read as set forth in the following quoted text:

QUOTE

Exhibit 10.6(b)

2.1.2.1
The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319-100, A320-200 and A321-200 model aircraft (the “A320 Family Aircraft”). The specification of the A320 Family Aircraft with NEO will be derived from the relevant Standard Specification and will include (i) as applicable, the relevant NEO Propulsion System (ii) Sharklets, (iii) airframe structural adaptations and (iv) Aircraft systems and software adaptations required to operate such A320 Family Aircraft with the New Engine Option. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibit B4 to the Agreement, Appendix 3 and Appendix 4 to this Letter Agreement, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the

(i)	A319 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons,

(ii)	A320 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons, and

(iii)	the A321 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons.

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

UNQUOTE

3    PROPULSION SYSTEMS

3.1    Clause 2.3.2 is deleted in its entirety and replaced with the following quoted texted:

QUOTE

Exhibit 10.6(b)

2.3.2
The A320 NEO Airframe will be equipped with either a set of two (2) (i) CFMI Leap-X1A26 engines with an AET of 26,600 lbf or (ii) PW1127G engines with an AET of 26,800 lbf (each, the “A320 NEO Propulsion System”).

UNQUOTE

3.2	New Clauses 2.3.4, 2.3.5 and 2.3.6 are inserted into the Agreement as set forth in the following quoted text:

QUOTE

2.3.4
The A321 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP X-1A32 engines with an AET of 32,100 lbf or (ii) PW1133G engines with an AET of 32,700 lbf (each, the “A321 NEO Propulsion System”).

2.3.5    Intentionally Left Blank

2.3.6
The A319 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP X-1A24 engines with an AET of 24,400 lbf or (ii) PW1124G engines with an AET of 24,500 lbf (each, the “A319 NEO Propulsion System”).

UNQUOTE

3.3    Clause 2.3.4 of the Agreement is renumbered to Clause 2.3.7.

3.4	CFM has informed the Seller of its intention to change the original development engine designation of all LEAP-X1A Propulsion Systems to LEAP-1A, and PW has informed the Seller of its intention to change the original development engine designation of all PW1100G Propulsion Systems to PW1100G-JM.

The Buyer hereby agrees and accepts that any reference to respectively LEAP-X1A Propulsion Systems or LEAP-1A Propulsion Systems shall be construed as references to the same engine types.

The Buyer hereby agrees and accepts that any reference to respectively PW1100G Propulsion Systems or PW1100G-JM Propulsion Systems shall be construed as references to the same engine types.

Exhibit 10.6(b)

The Buyer hereby acknowledges that any and all claims, concerns or issues it may have in respect of the foregoing shall be addressed directly to CFM or PW as applicable, and the Seller hereby declines any and all responsibility with respect to any modifications to Propulsion System designations.

4    AIRFRAME BASE PRICES

4.1	New Clauses 3.1.9, 3.1.10, 3.1.11, 3.1.12, 3.1.13 and 3.1.14 are added to the Agreement to read as follows in the quoted text:

QUOTE

3.1.9	The “Base Price of the A319 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers which is:

USD $[***]

(US Dollars – [***]),

(ii)	the sum of the base prices of the Irrevocable SCNs set forth in Appendix 3 to this Letter Agreement, which is the sum of:

(a)	the base price of the New Engine Option is:

USD $[***]

(US Dollars – [***]) and

Exhibit 10.6(b)

(b)	the base price of the Sharklets is

USD $[***]

(US Dollars – [***]),

(iii)	the sum of the base prices of any and all additional SCNs (other than Irrevocable SCNs to the extent included in Clause 3.1.9(ii)) set forth in Appendix 3 to this Letter Agreement is:

USD $[***]

(US Dollars – [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP X Propulsion System is selected, which is:

USD $[***]    (US Dollars – [***]).

3.1.10	The A319 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.11	The “Base Price of the A321 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers which is:

USD $[***]

(US Dollars – [***]),

Exhibit 10.6(b)

(ii)	the sum of the base prices of the Irrevocable SCNs set forth in Appendix 4 to this Letter Agreement, which is the sum of:

(a)	the base price of the New Engine Option is:

USD $[***]

(US Dollars – [***]) and

(b)	the base price of the Sharklets is

USD $[***]

(US Dollars – [***]), and

(iii)	the sum of the base prices of any and all additional SCNs (other than Irrevocable SCNs to the extent included in Clause 3.1.11(ii)) set forth in Appendix 4 to this Letter Agreement is:

USD $[***]

(US Dollars – [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP X Propulsion System is selected, which is:

USD $[***]    (US Dollars – [***]).

3.1.12	The A321 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

UNQUOTE

Exhibit 10.6(b)

4.2    New Clauses 3.2.5, 3.2.6 and 3.2.7 are added to the Agreement to read as follows in the quoted     text:

QUOTE

3.2.5    Intentionally Left Blank

3.2.6	(i) the base price of a set of two (2) CFM LEAP X-1A24 engines (the “CFM LEAP X- 1A24 Propulsion System” is

USD $[***]

(US Dollars – [***])

The Base Price of the CFM LEAP X-1A24 Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) CFM LEAP X-1A32 engines (the “CFM LEAP X-1A32 Propulsion System”) is

USD $[***]

(US Dollars – [***])

The Base Price of the CFM LEAP X-1A32 Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2.7	(i) the base price of a set of two (2) PW1124G engines (the “PW1124G Propulsion System”) is

USD $[***]

Exhibit 10.6(b)

(US Dollars – [***])

The Base Price of the PW1124G Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable PW Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.

Notwithstanding the foregoing, the PW Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) PW1133 engines (the “PW1133G Propulsion System”) is

USD $[***]

(US Dollars – [***])

The Base Price of the PW Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable PW Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.

Notwithstanding the foregoing, the PW Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

UNQUOTE

5    OTHER COMMERCIAL TERMS

5.1	The Predelivery Payments for Backlog Aircraft (excluding Converted A321 Backlog Aircraft), is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.1 and 2 of Letter Agreement No. 2 to the Agreement.

5.2	The Predelivery Payments for NEO Aircraft (excluding the Incremental A321 NEO Aircraft and the Converted A321 NEO Aircraft) is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.2 and 2 of Letter Agreement No. 2 to the Agreement.

5.3    The purchase incentives applicable to the A319 NEO Aircraft are set forth in Paragraphs 4.1     through 4.3 Letter Agreement No. 1 to the Agreement.

Exhibit 10.6(b)

5.4	The purchase incentives applicable to the A321 NEO Aircraft are set forth in Paragraphs 6.1 through 6.3 of Letter Agreement No. 1 to the Agreement.

5.5	The [***] applicable to the A319 NEO Aircraft and the A321 NEO Aircraft is set forth in Paragraph 9 of Letter Agreement No. 1 to the Agreement.

6.    NEO AIRCRAFT AND [***]

6.1	Notwithstanding the Delivery Schedule set forth in Clause 9.1 of the Agreement, [***].

6.2	If the Seller exercises its right pursuant to Paragraph 6.1 above, [***].

6.3	Between [***] and [***], the [***].

6.4	Predelivery Payments received for any NEO Aircraft [***] pursuant to Paragraphs 6.1 or 6.3 above, [***].

7	[***]

8	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred

Exhibit 10.6(b)
in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.

9    CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

10    COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By: /s/ Mark D. Powers
Its: Chief Financial Officer